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                                                                     Exhibit 1.1
                                                                     -----------


                                4,800,000 SHARES

                              CURAGEN CORPORATION

                          COMMON STOCK, $.01 PAR VALUE



                             UNDERWRITING AGREEMENT



                               November 15, 2000

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                              November 15, 2000



Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Dain Rauscher Wessels
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Thomas Weisel Partners LLC
c/o Morgan Stanley & Co. Incorporated
  1585 Broadway
  New York, New York  10036

Dear Sirs and Mesdames:

     CURAGEN CORPORATION, a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS") 4,800,000 shares of its Common Stock, $.01 par value (the "FIRM SHARES"). The Company also proposes to issue and sell to the several Underwriters not more than an additional 720,000 shares of its Common Stock, $.01 par value (the "ADDITIONAL SHARES") if and to the extent that you, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES". The shares of Common Stock, $.01 par value of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK".

     The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (Registration No. 333-47600), including a basic prospectus, relating to the securities registered thereon and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT." Such Initial Registration Statement has been declared effective by the Commission. A prospectus supplement relating to the Shares, the terms of the offering thereof and the other matters set forth therein has been prepared and filed pursuant to Rule 424 under the Securities Act (the "INITIAL PROSPECTUS SUPPLEMENT"). The Initial Prospectus Supplement and any prospectus supplement filed pursuant to Rule 424 in the form used to confirm sales of the Shares, is herein referred to as the "PROSPECTUS SUPPLEMENT." The Initial Registration Statement, as amended as of the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "REGISTRATION STATEMENT," and the basic prospectus included therein relating to the offering of Common Stock under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "PROSPECTUS," in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended ("THE EXCHANGE ACT"), that are incorporated by reference therein.

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1.  Representations and Warranties.  The Company represents and warrants to and agrees with each of the Underwriters that:


         (a) The Registration Statement has become effective by the Commission; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act, and incorporated by reference in the Prospectus complied, or will comply when so filed, in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply as to form and, as amended or supplemented, if applicable, will comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements in, or omissions from, the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Except as disclosed in the Registration Statement, each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement or the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the

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     Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) This Agreement has been duly authorized, executed and delivered by the Company.

          (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Registration Statement or the Prospectus.

          (g) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

          (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or conflict with, result in a breach of any of the terms and provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement or the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

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          (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied as to form when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (o) The Company, in its reasonable judgement, has concluded that there are no costs or liabilities associated with the Company's compliance with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Registration Statement or the Prospectus.

          (q) The Company and its subsidiaries have good and marketable title in fee simple to all real property (if applicable) and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement or the Prospectus or such as do not

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     materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real or personal property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Registration Statement or the Prospectus.

          (r) The Company and its subsidiaries own or possess all material patents, patent rights, licenses, inventions, copyrights, know-how, trade secrets, trademarks, service marks and trade names necessary for the conduct of its business in the manner described in the Registration Statement or the Prospectus, and, except as described in the Registration Statement or the Prospectus, neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate if the subject of an unfavorable decision, ruling or finding by a court or arbitrator could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (s) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Registration Statement or the Prospectus, or, to the knowledge of the executive officers of Company, is imminent; and without any investigation, the executive officers of the Company are not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that is reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (t) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe (other than the potential for change from time to time in the market for insurance for companies in the Company's industry) that it will not be able to renew its existing insurance coverage as and when such coverage expires, or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Registration Statement or the Prospectus.

          (u) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as now conducted and as described in the Registration Statement and Prospectus, except for such certificates, authorizations and permits the failure of which to possess, singly or in the aggregate would not have

                                       10
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     a material adverse effect on the Company and its subsidiaries taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, which singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, could have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Registration Statement or the Prospectus.

          (v) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) Deloitte & Touche LLP are, and during the periods covering their report included in the Registration Statement were, independent accountants with respect to the Company as required by the Securities Act. The financial statements of the Company and its subsidiaries (together with the related notes and schedules thereto) included in the Registration Statement present fairly the financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply, subject to normal year-end adjustments. Such financial statements and their related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise stated therein.

          (x) The Shares have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance.

          (y) Except as described in the Registration Statement or the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement. All persons who possess such rights have effectively waived them with respect to the offering of the Shares.


2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to

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purchase from the Company the respective numbers of Firm Shares set forth in
Schedule I hereto opposite its names at U.S.$38.95 a share ("Purchase Price").

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 720,000 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date or the fourth business day after the date of such notice, nor later than the tenth business day after the date of such notice. Additional Shares may be purchased as provided in
Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, or (C) the grant of options to purchase Common Stock pursuant to the Company's equity-based compensation plans described in the Prospectus, provided that such options are not exercisable within such 90 day period. Notwithstanding the foregoing, the Company may issue shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock, as full or partial consideration in connection with any future acquisitions of companies or businesses by the Company or investments in the Company by collaborators that also simultaneously enter into agreements with the Company regarding the use of the Company's technologies, services or discoveries by such collaborator, provided that the number of shares of Common Stock so issued, together with any shares of Common Stock issuable upon conversion, exercise or exchange of such securities, does not exceed an aggregate of 3,500,000 shares of Common Stock and provided further that the persons to whom such securities are issued execute a "lock-up" agreement substantially in the form of Exhibit A covering the period ending 365 days after the date of the Prospectus.

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3.  Terms of Public Offering.  The Company is advised by you that the
Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at U.S. $41.00 a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S. $1.33 a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S. $0.00 a share, to any Underwriter or to certain other dealers.


4. Payment and Delivery. Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on November 21, 2000, or at such other time on the same or such other date, not later than November 29, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date". The Closing of the offering and sale of the Firm Shares will be held at the offices of Ropes & Gray, One International Place, Boston, MA, 02110.


     Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in
Section 2 or at such other time on the same or on such other date, in any event not later than January 2, 2001, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE." The Closing of the offering and sale of the Additional Shares will be held at the Offices of Ropes & Gray, One International Place, Boston, MA, 02110.

     Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

5. Conditions to the Underwriters' Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date and the Option Closing Date, as the case may be, are subject to the condition that the Registration Statement shall have become effective not later than 5:30 p.m. (New York City time) on the date hereof.

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     The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause 5(a)(ii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., outside counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement or the Prospectus and is duly qualified to transact the business in which it is engaged as described in the Registration Statement or the Prospectus and is in good standing in Connecticut which is the only jurisdiction in which the Company maintains an office or leases property.

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               (ii) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement or the Prospectus;

               (iii) the authorized capital stock of the Company conforms, in all material respects, as to legal matters to the description thereof contained in the Registration Statement or the Prospectus;

               (iv) the shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable;

               (v) except as disclosed in the Registration Statement or the Prospectus, all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly of record by the Company, to such counsel's knowledge, free and clear of all liens, encumbrances, equities or claims;

               (vi) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company;

               (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states (with respect to which such counsel express no opinions) in connection with the offer and sale of the Shares by the Underwriters;

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               (ix) the statements in the Prospectus (A) (x) under the caption
          "Business - Research Collaborations" (as modified by statements under the caption "Risk Factors"), (y) found in the description of the Company's capital stock (z) under the caption "Underwriters" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (x) to such counsel's knowledge, but without inquiring into the dockets of any court, commissions, regulatory body, administrative agency or other government body, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

               (xi) the Company is not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (xii) (A) such counsel is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) nothing has come to such counsel's attention that has led such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) nothing has come to such counsel's attention that has led such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering such opinion, such counsel may state that with respect to certain factual matters their opinion is based upon such certification of public officials and officials of the Company as they deem relevant and is limited to the federal securities laws of the United States and the laws of the Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware.

          The Underwriters shall have received on the Closing Date an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., patent counsel to the Company, substantially in the form attached hereto as Exhibit B.

          (e) The Underwriters shall have received on the Closing Date an opinion of Ropes & Gray, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (vi),(vii), (ix) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and (xii) of paragraph (c) above.

          With respect to subparagraph (xiii) of paragraph (c) above, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. and Ropes & Gray may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

          The opinions of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. described in paragraphs 5(c) and 5(d), respectively, shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (g) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (h) The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

          (i) The Shares shall have been approved for quotation through the Nasdaq National Market.

6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 3:00 p.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph 6(b) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters, the Prospectus is required by the Securities Act to be delivered in connection with sales of the Shares, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such United States jurisdictions as you shall reasonably request; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any state.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending November 16, 2001 that satisfies the provisions of
     Section 11(a) of the Securities Act and Rule 158 of the rules and regulations of the Commission thereunder.

          (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the Company's obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in paragraph 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and
     (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses, travel and lodging expenses of their representatives and other road show expenses connected with any offers they may make.

7.  Indemnity and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 7, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
     (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to paragraph (a) of this Section 7 and by the Company in the case of parties indemnified pursuant to paragraph (b) of this Section 7. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in paragraph (a) or
     (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
     Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity

          (f) The indemnity and contribution provisions contained in this
     Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares

8. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv) of this Section 8, such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

9. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                              Very truly yours,

                                              CURAGEN CORPORATION


                                              By: /s/ Jonathan M. Rothberg
                                                  ---------------------------
                                                  Name: Jonathan M. Rothberg
                                                  Title: CEO

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
LEHMAN BROTHERS INC.
DAIN RAUSCHER WESSELS
BEAR, STEARNS & CO. INC.
PRUDENTIAL SECURITIES INCORPORATED
THOMAS WEISEL PARTNERS LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

By:  Morgan Stanley & Co. Incorporated


By: /s/ Michael J. Caputo
    ---------------------------
    Name: Michael J. Caputo
    Title: Vice President

                                                                      SCHEDULE I


                                  UNDERWRITERS


                                                  NUMBER OF
                                                 FIRM SHARES
          Underwriter                          TO BE PURCHASED
          -----------                          ---------------

Morgan Stanley & Co. Incorporated                 1,440,000
Lehman Brothers Inc.                              1,440,000
Dain Rauscher Wessels                               720,000
Bear, Stearns & Co. Inc.                            480,000
Prudential Securities Incorporated                  360,000
Thomas Weisel Partners LLC                          360,000
                                                  ---------

Total Firm Shares...................              4,800,000

                                   EXHIBIT A
                                   ---------

                                                             _________ , 200_


Morgan Stanley & Co. Incorporated
Lehman Brothers
Prudential Securities Incorporated
Thomas Weisel Partners LLC
Bear, Stearns & Co., Inc.
Dain Rauscher Incorporated

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Dear Sirs and Mesdames:

  The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with CuraGen Corporation , a Delaware corporation (the "COMPANY") providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of ______________ shares (the "SHARES") of Common Stock ($.01 par value per share) of the Company (the "COMMON STOCK").

  To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, (provided that such shares of Common Stock are either now owned by the undersigned or are hereafter acquired prior to or in the Public Offering), whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the transfer of shares of Common Stock by the undersigned as a gift or gifts; and (B) the transfer of shares of Common Stock by the undersigned to its affiliates, as such term is defined in Rule 405 under the Securities Act; provided, that, in the case of clause (A) or (B) above, the recipient(s), donee(s) or transferee(s), respectively, agrees in writing as a condition precedent to such issuance, gift or transfer to be bound by the terms of this agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

  The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

  Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.


                                                  Very truly yours,

                                                  _______________________
                                                  (Name)

                                                  _______________________
                                                  (Address)

                                   EXHIBIT B
                                   ---------

                            FORM OF PATENT OPINION

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

                One Financial Center
             Boston, Massachusetts 02111
                                                       617 542 6000
                                                       617 542 2241 fax

                                                 November 21, 2000



Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Dain Rauscher Wessels
Bear, Stearns & Co., Inc.
Prudential Services Incorporated
Thomas Weisel Partners LLC
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs:

          At the request of CuraGen Corporation (the "Company"), to which Company this firm acts as primary patent counsel, we provide the following opinion as to such patent matters and subject to the terms and conditions stated herein:

          (a) We have disclosed or intend to disclose to the United States Patent and Trademark Office any references known by us to be material to the patentability of the claimed inventions of the United States patent applications of the Company being prosecuted by us listed on Schedule A in accordance with 37 C.F.R. (S) 1.56;

          (b) According to the records of the United States Patent and Trademark Office ("PTO"), and to our knowledge, the Company is the sole assignee of each of the United States patent applications of the Company being prosecuted by us listed on Schedule A for which a serial number has been issued and which have a searchable record in the PTO's assignment database; or to our knowledge all inventors on such patent applications are under an obligation to assign all of their rights in such applications to the Company; except to the extent that a patent application on Schedule B includes one or more co-inventor employees of Genentech, Inc. or Biogen, Inc.;

          (c) To our knowledge, the Company has not received any notice of infringement with respect to any patent, trademark or copyright or any notice of misappropriation of trade secrets;

                     Boston  Washington  Reston  New York


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

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.


November 21, 2000



          (d) Without any search having been conducted or been required to have been conducted and based on our knowledge of the Company's processes and the conduct of its business as described to us by the Company, the Company is not infringing any United States patent which the Company has brought to our attention or of which we have become aware based on our representation of the Company;

          (e) We are not aware of any pending or threatened legal or governmental proceedings relating to patents or patent applications of the Company (other than the patent application proceedings themselves);

          (f) To the best of our knowledge, the statements under the captions
(i) "Risk Factors - If our patent applications do not result in issued patents, then our competitors may obtain rights to commercialize our discoveries, which would harm our competitive position" - "If the Scope of our issued patents does not provide us with sufficient protection of our intellectual property from our competitors we may not be able to compete effectively" - "If we infringe upon third parties' patents, those parties could sue us for patent infringement or they could require us to pay licensing fees which could increase our expenses" and - "If our security measures do not protect our proprietary technologies, we may not be able to protect our trade secrets harming our competitive position" in the Company's Prospectus dated November 15, 2000 relating to the sale of 4,800,000 shares of its Common Stock (the "Prospectus") and (ii) "Business - Intellectual Property" in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (such statements collectively referred to as the "Intellectual Property Portions"), insofar as such matters constitute matters of law or legal conclusions are accurate and correct in all material respects and fairly present such matters; and

          (g) With respect to United States patent, trademark, copyright and trade secret matters, nothing has come to our attention which has led us to believe that the Intellectual Property Portions, as of the effective date of the Registration Statement of which the Prospectus is a part, date of the Prospectus or as of the date hereof, contained any untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

          This opinion is limited to such facts and circumstances as they existed on November 21, 2000, and does not take into account any changes of fact, circumstances or law, subsequent thereto. The opinions expressed herein are given as of November 21, 2000, and we undertake no obligation and hereby disclaim any obligation to advise you of any change after the date of this opinion pertaining to any matter herein. The opinions expressed herein are given to you solely for your use in connection with the transactions contemplated by the Purchase Agreement, and may not be used or relied upon in connection with any other matter or transaction or by any other person or entity. This letter may not be published, distributed or disseminated by you to any person.

                                    Very truly yours,



                           -----------------------------------------
                                Mintz, Levin, Cohn, Ferris,
                                Glovsky and Popeo, PC


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